LEXINGTON RESOURCES, INC.	OTCBB Symbol - LXRS, Frankfurt/Berlin Symbol - LXR, WKN: AØBKLP, ISN: US5295611Ø25,
FOR IMMEDIATE RELEASE Las Vegas, Nevada	May 17, 2006

LEXINGTON RESOURCES ANNOUNCES $7.65 MILLION EQUITY PLACEMENT
TO INCREASE ITS CAPITAL EXPENDITURES AND EXPEDITE DRILLING DEVELOPMENT

Las Vegas, Nevada - May 17, 2006/PRNewswire-Firstcall/ -- Lexington Resources, Inc.’s (OTCBB: LXRS, Frankfurt, Berlin: LXR) (the “Company”), announces the closing of a $7.65 million equity placement to increase drilling and related capital and operating expenditures to expedite development of its Barnett Shale, Texas and Arkoma Basin, Oklahoma gas projects. Proceeds of approximately $7.2 million, net of expenses, will allow the Company to expand gas production initiatives in its 2006 capital expenditure program.

The Company has entered into purchase agreements with certain accredited investors for private placement totaling 7.65 million units at a purchase price of $1.00 per unit for gross proceeds of $7.65 million. Included in the units are warrants for an additional 7.65 million common shares exercisable at $1.25 per share. The warrants are exercisable for a term the earlier of twelve months after registration effectiveness, or 18 months. The Company will file a registration statement with the Securities and Exchange Commission covering the resale of shares of common stock sold in the private placement or issuable upon exercise of the warrants.

Agent success fees relating to the offer are payable in connection with the private placement in the amount of 5% of the gross proceeds payable in cash plus 10% of the gross units issued payable in restricted common shares that carry piggy back registration rights.

About Lexington Resources, Inc.: Lexington Resources, Inc. is a junior integrated natural resource exploration company engaged in the acquisition and development of oil and natural gas properties in the United States. Its current operational focus is on gas development initiatives in the Arkoma Basin, Oklahoma and the Dallas Fort Worth Basin in Texas. For further information see: www.lexingtonresources.com

Contact North America: Investor Relations, Lexington Resources, Inc.
Phone: Toll Free (888) 848-7377 or (702) 382-5139 Fax: (702) 385-1202
e-mail: info@lexingtonresources.com
Contact Europe: International Market Trend AG
Phone: 41 43 888 67 00 Fax: 41 43 888 67 09
Stock Exchange Information: Symbol: OTCBB - LXRS Frankfurt/Berlin Symbol - LXR, WKN: AØBKLP, ISN: US5295611Ø25

SAFE HARBOR STATEMENT
THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.